UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2020

JANONE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.Regulation FD Disclosure

On August 25, 2020, representatives from JanOne Inc. (the “Company”) held a conference call to discuss drug candidate JAN101 for the treatment of peripheral artery disease and potential applications for Covid-19 vascular complications.  A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

During the question and answer session of the conference call, Tony Isaac, the Company’s Chief Executive Officer, was asked about the Company’s cash situation and cash burn.  Mr. Isaac responded that the Company’s legacy assets (including ARCA Recycling, Inc., which operates the Company’s recycling business (“ARCA Recycling”)) generate profit and revenue.  A follow-up question to Mr. Isaac was whether “are you profitable presently,” to which Mr. Isaac responded, “Yes, we are.”   The Company hereby clarifies that Mr. Isaac, in reliance upon the advice of the Company’s Chief Financial Officer, based his response on his immediately prior reference to the Company’s legacy assets and was specifically referring to the fact that, during the “present” period commencing on June 28, 2020, the first day of the Company’s current quarter, through August 25, 2020, ARCA Recycling has been profitable on a stand-alone basis, excluding corporate overhead and other corporate allocations.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

99.1	Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer

Dated:  August 26, 2020

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